                                                                    EXHIBIT 10.4

                      THIRD AMENDMENT AND WAIVER AGREEMENT
                      ----- --------- --- ------ ---------

     THIRD AMENDMENT AND WAIVER AGREEMENT (this "AGREEMENT") dated as of April 15, 1996 by and among (1) Xomed Surgical Products, Inc., formerly known as Merocel/Xomed Holdings, Inc. ("HOLDINGS"), (2) Merocel Corporation ("MEROCEL"),
(3) Xomed, Inc., formerly known as Xomed-Treace, Inc. ("XOMED"), (4) Xomed-Treace, P.R. Inc. ("XOMED P.R." and, together with Holdings, Merocel and Xomed, collectively, the "BORROWERS" and each, singularly, a "BORROWER"), (5) Bank of Boston Connecticut ("BKBCT"), Chemical Bank, Bank of Scotland and Internationale Nederlanden (U.S.) Capital Corporation as banks (collectively, the "BANKS" and individually, a "BANK"), and (6) BKBCT as agent (the "AGENT") for the Banks, with respect to a certain Credit Agreement dated as of April 15, 1994 by and among the Borrowers, the Banks and the Agent, as amended by a certain First Amendment Agreement dated as of June 24, 1994, an Amendment and Waiver Agreement dated as of March 31, 1995 and a Second Amendment and Waiver Agreement dated as of July 3, 1995 (collectively, the "CREDIT AGREEMENT").

                             W I T N E S S E T H:

     WHEREAS, pursuant to that certain Stock Purchase Agreement dated as of April 16, 1996 (the "PURCHASE AGREEMENT") among Holdings, Trebay Medical Corporation and the stockholders of Trebay (collectively, the "TREBAY STOCKHOLDERS"), Holdings desires, among other things, to purchase all of the issued and outstanding shares of common stock, par value $0.01 per share, of Trebay (the "TREBAY COMMON STOCK") in exchange for (i) the issuance and delivery by Holdings to each Trebay Stockholder of the following: (A) certificates, registered in the name of such Trebay Stockholder, representing the number of shares of Series A Convertible Preferred Stock, par value $1.00 per share, of Holdings as more particularly described in the Purchase Agreement and (B) certificates, registered in the name of such Trebay Stockholder, representing the number of shares of Series C Redeemable Preferred Stock, par value $1.00 per share, of Holdings as more particularly set forth in the Purchase Agreement; and

     WHEREAS, the terms of the Loan Documents restrict Holdings from purchasing the Trebay Common Stock and complying with certain other provisions of the Purchase Agreement; and

     WHEREAS, Borrowers have requested that the Banks and the Agent waive (i) the above referenced restrictions and (ii) the Borrowers' performance with certain other terms of the Loan Documents, all subject to the terms and conditions set forth herein; and

     WHEREAS, the Banks and the Agent are willing to (i) amend certain terms and conditions of the Credit Agreement and (ii) waive such restriction on the purchase of the Trebay Common Stock and the other provisions contemplated by the Purchase Agreement, all on the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     (S)1.  DEFINITIONS.  Capitalized terms used herein without definition that
            -----------
are defined in the Credit Agreement shall have the same meanings herein as therein.

     (S)2.  RATIFICATION OF EXISTING AGREEMENTS. All of the Borrowers'
            ------------ -- -------- ----------
obligations and liabilities to the Banks and the Agent as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Loan Documents, are, by each Borrower's execution of this Agreement, ratified and confirmed in all respects. In addition, by each Borrower's execution of this Agreement, each Borrower represents and warrants that no counterclaim, right of set-off or defense of any kind exists or is outstanding with respect to such obligations and liabilities.

     (S)3.  REPRESENTATIONS AND WARRANTIES; ACKNOWLEDGMENT. The Borrowers hereby
            --------------- --- ----------- --------------
represent and warrant to the Agent and the Banks as follows:

            (a) Each has adequate power to execute and deliver this Agreement and each other document to which it is a party in connection herewith and to perform its respective obligations hereunder or thereunder. This Agreement and each other document executed in connection herewith has been executed and delivered by each Borrower and do not contravene any law, rule or regulation applicable to any of them or any of the terms of any other indenture, agreement or undertaking to which any of them is a party. The obligations contained in this Agreement and each other document executed in connection herewith to which each is a party, taken together with the obligations under the Loan Documents, constitute the legal, valid and binding obligations enforceable against each Borrower, as the case may be, in accordance with their respective terms.

            (b) After giving effect to the transactions contemplated hereby, no Event of Default under and as defined in any of the Loan Documents has occurred and is continuing.

            (c) All of the representations and warranties made by the Borrowers in the Credit Agreement, the Notes and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that any of such representations and warranties relate expressly to an earlier date.

     (S)4.  WAIVERS. Subject to the satisfaction of the conditions set forth
            -------
below, the Banks and the Agent consent to the transactions contemplated by the Purchase Agreement and waive those Events of Default set forth on Schedule 1
                                                                  -------- -
attached hereto and made a part hereof that will result from the purchase by Holdings of the Trebay Common Stock and the compliance by Holdings with the other provisions of the Purchase Agreement. The consent and waivers set forth above in this (S)4 shall be effective only for those Events of Default set forth on Schedule 1 attached hereto occurring on or before June 3, 1996 and such
   -------- -
waivers shall not entitle the Borrowers to any future waiver in similar or other circumstances. Without limiting the foregoing, upon the occurrence of an Event of Default after the date set forth above, or if an Event of Default has occurred and is continuing on the date hereof that is not set forth herein, the Agent, upon the request of the Majority Banks, shall be free in its sole and absolute discretion to accelerate the payment in full of the Borrowers' indebtedness to the Banks and the Agent under the Credit Agreement and the other Loan Documents, and each Bank and the Agent, with the consent of the Majority Banks, may proceed to enforce any or all of such Bank's and the Agent's, as applicable, rights under or in respect of the Credit Agreement, the Notes and the other Loan Documents and applicable law.

     (S)5.  CONDITIONS PRECEDENT. The effectiveness of the waivers and
            ---------- ---------
amendments set forth herein shall be subject to the satisfaction on or before April 17, 1996 of each of the following conditions precedent:

            (a)  Representations and Warranties.  All of the representations and
                 --------------- --- ----------
warranties made by the Borrowers herein, whether directly or incorporated by reference, shall be true and correct on the date hereof, except as provided in
(S)3 hereof.

            (b)  Delivery.  The parties hereto shall have executed and delivered
                 --------
this Agreement in form and substance satisfactory to the Banks and the Agent.

            (c)  Purchase Agreement.  The Purchase Agreement shall be in form
                 -------- ---------
and substance satisfactory to the Agreement and the Banks. Holdings, Trebay and the Trebay Stockholders shall have executed and delivered to the Agent a certified copy of the Purchase Agreement.

            (d)  Corporate Action.  The Agent shall have received evidence
                 --------- ------
satisfactory to it that all requisite corporate action necessary for the valid execution, delivery and performance by Holdings of the Purchase Agreement, this Agreement and all other instruments and documents delivered by Holdings and its Subsidiaries in connection therewith shall have been duly and effectively taken.


            (e)  Amendment Fee.  The Borrower shall have paid to the Agent on
                 --------- ---
behalf of the Banks on the date hereof a non-refundable amendment fee equal to $15,000.

     (S)6.  AMENDMENTS TO THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS.
            -----------------------------------------------------------

            (a)  Amendment to Preamble.  The Preamble to the Credit Agreement is
                 --------- -- --------
hereby amended in its entirety:

     "This CREDIT AGREEMENT is made as of the 15th day of April, 1994, by and among MEROCEL CORPORATION ("Merocel"), XOMED INC. (formerly known as Xomed-Treace, Inc.) ("Xomed"), XOMED-TREACE, P.R., INC. ("Xomed P.R."), TREBAY MEDICAL CORPORATION ("Trebay") and XOMED SURGICAL PRODUCTS, INC. (formerly known as Merocel/Xomed Holdings, Inc.) ("Holdings" and, together with Merocel, Xomed, P.R., Xomed and Trebay, the "Borrowers" and each, singularly, a "Borrower"), each a Delaware corporation having its principal place of business at 950 Flanders Road, Mystic, Connecticut 06355, and BANK OF BOSTON CONNECTICUT and the other lending institutions listed on Schedule 1 attached hereto (collectively,
                                     -------- -
the "Banks") and BANK OF BOSTON CONNECTICUT as agent for itself and the other Banks (in such capacity, the "Agent")."

            (b)  Amendments to Schedule 2 of the Credit Agreement.
                 ---------- -- -------- - -- --- ------ ---------

                 (i)   The definition of "Acquisition" appearing in Schedule 2
                                                                    ----------
            is hereby amended in its entirety to read as follows:

                 "Acquisitions.  Collectively, the acquisition by Holdings of
                  ------------
                 the shares pursuant to the Stock Purchase Agreement and the purchase of the Trebay Common Stock pursuant to the Trebay Stock Purchase Agreement.


                 (ii)  The definition of "Acquisition Documents" appearing in
            Schedule 2 is hereby amended in its entirety to read as follows:
            ----------

                 "Acquisition Documents.  The Stock Purchase Agreement and the
                  ---------------------
                 Trebay Stock Purchase Agreement, together with all schedules, exhibits, and annexes thereto, and all agreements and documents required to be entered into or delivered pursuant to the Stock Purchase Agreement and/or the Trebay Stock Purchase Agreement or in connection with the Acquisitions, all in the form delivered to the Agent on the date of the applicable Acquisition."

                (iii)  The definition of "Security Documents" appearing in
            Schedule 2 is hereby amended by adding the following new language to
            -------- -
            the end of such definition:

                 "and the Life Insurance Assignment."

                 (iv)   The definition of "seller" appearing in Schedule 2 is
                                                                ----------
            hereby amended in its entirety to read as follows:

                        "Seller.  The "Seller" as defined in the Stock Purchase
                         ------
                 Agreement and the Stockholders under the Trebay Stock Purchase Agreement."

                 (v)  The following new definitions are hereby added to Schedule
                                                                        --------
            2 of the Credit Agreement:
            -

                      "Life Insurance Assignment.  The Life Insurance Assignment
                       ---- --------- ----------
            executed and delivered by Trebay to the Agent on behalf of the Banks."

                      "Trebay.  See the Preamble hereto."
                       ------

                      "Trebay Common Stock. The "Company Common Stock" as
                       ------ ------ ------
                 defined in the Trebay Stock Purchase Agreement."

                    "Trebay Stock Purchase Agreement.  That certain Stock
                     ------ ----- -------- ---------
                 Purchase Agreement dated as of April 16, 1996 by and among Holdings, Trebay and the stockholders of Trebay."

            (c)  Amendment to Section 9.1.  Section 9.1 of the Credit Agreement
                 --------- -- ------- ---
            is hereby amended by adding the following new subsection (j) thereto:

                 (j) On or before July 10, 1996, Indebtedness of Trebay not in excess of $150,000 to First Union Bank arising in connection with certain revolving credit arrangements between Trebay and First Union Bank; provided, that such revolving credit
                                   --------
                 arrangements must be terminated and paid in full on or before July 10, 1996."

            (d)  Amendment to Section 9.3(e).  Section 9.3(e) of the Credit
                 --------- -- ------- -------
Agreement is hereby amended in its entirety to read as follows:

                 "(e) The acquisition of the capital stock of (i) Xomed and Xomed Puerto Rico and (ii) Trebay, pursuant to the Acquisition Documents."

            (e)  Amendment to Section 9.3(g).  Section 9.3(g) of the Credit
                 --------- -- ------- ------
            Agreement is hereby amended in its entirety to read as follows:

            "(g) loans and advances to (i) employees of such Borrower or its Subsidiaries for (A) travel and relocation expenses in the ordinary course of business in an outstanding aggregate amount for all such loans not to exceed $500,000 at any time for all Borrowers, and (B) the purchase of the capital stock of Holdings in an outstanding aggregate amount for all such loans not to exceed $1,100,000 at any time for all Borrowers and (ii) with respect to Trebay only, James
            T. Treace in an aggregate principal amount not in excess of $883,330 and as evidenced by a certain Promissory Note dated November 7, 1995."

            (f)  Amendment to Section 9.5(a).  Section 9.5(a) of the Credit
                 --------- -- ------- ------
Agreement is hereby amended by adding the following at the end of such subsection:

                 "or (vi) the acquisition by Holdings of all of the Shares of Trebay"

     (S)7.  ADDITIONAL COVENANTS.  Without any prejudice or impairment
            ---------- ---------
whatsoever to any of the Banks' and/or Agent's rights and remedies contained in the Credit Agreement and the covenants contained therein, the Notes or in any of the other Loan Documents, the Borrowers additionally covenant and agree with the Banks and Agent as follows:

            (a) The Borrowers shall comply and continue to comply with all of the terms, covenants and provisions contained in the Credit Agreement, the Notes and the other Loan Documents, except as such terms, covenants and provisions are expressly modified by this Agreement upon the terms set forth herein.

            (b) On or before April 25, 1996, the Borrowers shall pay all fees and expenses incurred by the Banks and Agent in connection with this Agreement and the other Loan Documents on or prior to such date.

            (c) On or before April 25, 1996, the borrowers shall cause Trebay to execute and deliver to the Banks and the Agent a written agreement and acknowledgment, in form and substance satisfactory to the Banks and the Agent, regarding the terms and conditions of this Agreement and each of the other Loan Documents and Trebay's status and obligations as a Borrower hereunder and under the other Loan Documents.

            (d) On or before April 25, 1996, the Borrowers (including, without limitation, Trebay) shall execute and deliver to the Agent an amended and restated Security Agreement and amended and restated Notes, each in form and substance satisfactory to the Agent and the Banks. In addition, pursuant to pledge, assignment and security agreements, each in form and substance satisfactory to the Banks and the Agent, the Borrowers shall cause Trebay to grant to the Agent on behalf of the Banks a valid and perfected first (subject only to Permitted Liens) security interest in all of its properties and assets. The Borrowers acknowledge and agree that all of such security and pledge agreements shall be included in the definition of Security Documents under the Credit Agreement.

            (e) On or before April 25, 1996, Holdings shall execute and deliver an amendment to the Stock Pledge Agreement to evidence the Holding's pledge of all of the Trebay Common Stock to the Agent, for the benefit of the Banks, such amendment to be in form and substance satisfactory to the Banks and the Agent.

            (f) On or before April 25, 1996, the Borrowers shall deliver to the Agent, a favorable opinion addressed to the Agent and Lenders in form and substance satisfactory to the Agent, from Willkie Farr & Gallagher, counsel to the Borrowers.

            (g) On or before April 25, 1996, the Borrowers shall cause Trebay to execute and deliver to the Agent on behalf of the Banks an assignment, in form and substance satisfactory to the Agent and the Banks, of certain life insurance policies issued to Trebay that cover the lives of James T. Treace and
F. Barry Bays.

            (h) The Borrowers shall at any time or from time to time execute and deliver such further instruments, and take such further action as the Agent and/or Banks may reasonably request, in each case further to effect the purposes of this Agreement, the Credit Agreement, the Notes and the other Loan Documents.

            (i) The Borrowers will not effect or cause any amendment or modification of the Purchase Agreement in any material respect without the prior written consent of the Majority Banks.

     Each of the Borrowers expressly acknowledges and agrees that any failure by any Borrower to comply with the terms and conditions of this (S)7 or any other provisions contained in this Agreement shall constitute an Event of Default under the Credit Agreement.

     (S)8.  EXPENSES. The Borrowers agree to pay to the Agent and the Banks upon
            --------
demand (a) an amount equal to any and all out-of-pocket costs or expenses (including reasonable legal fees and disbursements and appraisal expenses) incurred or sustained by the Agent and/or Banks in connection with the preparation of this Agreement and related matters and (b) from time to time any and all out-of-pocket costs or expenses (including commercial examiner fees and legal fees and disbursements) hereafter incurred or sustained by the Agent and/or Banks in connection with the administration of credit extended by the Banks and the Agent to the Borrowers or the preservation of or enforcement of the Agent's and the Banks' rights under the Credit Agreement, the Notes or the other Loan Documents or in respect of any of the Borrowers' other obligations to the Banks and/or the Agent.


     (S)9.  NO WAIVER BY BANKS AND/OR AGENT. Except as otherwise expressly
            -- ------ -- ----- ------ -----
provided for herein, nothing in this Agreement shall extend to or affect in any way any of the Borrowers' obligations or the Agent's or any Bank's rights and remedies arising under the Credit Agreement, the Notes or the other Loan Documents, and neither the Agent nor any Bank shall be deemed to have waived any or all of the Agent's and/or such Bank's rights or remedies with respect to any Event of Default (other than an Event of Default arising under the Credit Agreement as described in (S)4 hereof and then only to the extent set forth in
(S)4 hereof) or event or condition which, with notice or the lapse of time, or both would become an Event of Default and which upon the Borrowers' execution and delivery of this Agreement might otherwise exist or which might hereafter occur.

     (S)10. MISCELLANEOUS PROVISIONS.
            ------------- ----------

            (a) Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Notes and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, the Notes and the other Loan Documents, each as amended hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement, the Notes and the other Loan Documents, as applicable, shall be read and construed as one instrument.

            (b) This Agreement is intended to take effect under, and shall be construed according to and governed by, the laws of the State of Connecticut.

            (c) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.


                                   XOMED SURGICAL PRODUCTS, INC.
                                   (formerly known as Merocel/Xomed
                                   Holdings, Inc.)

                                      /s/ Mark K. Adams
                                   By:____________________________

                                      Its President

                                   MEROCEL CORPORATION

                                      /s/ Mark K. Adams
                                   By:____________________________

                                      Its President


                                   XOMED, INC.
                                   (formerly known as Xomed-Treace, Inc.

                                      /s/ Mark K. Adams
                                   By:____________________________

                                      Its President


                                   XOMED-TREACE, P.R. INC.

                                      /s/ Mark K. Adams
                                   By:____________________________

                                      Its President


                                   BANK OF BOSTON CONNECTICUT,
                                   Individually and as Agent

                                       /s/ Garth J. Collins
                                   By:____________________________
                                      Garth J. Collins
                                      Its Vice President

                                   CHEMICAL BANK

                                      /s/ Authorized Signatory
                                   By:____________________________

                                      Its Vice President

                                   BANK OF SCOTLAND

                                      /s/ Catherine M. Oniffrey
                                   By:____________________________

                                      Its Vice President


                                   INTERNATIONALE NEDERLANDEN
                                   (U.S.) CAPITAL CORPORATION

                                        /s/ Authorized Signatory
                                   By:____________________________

                                      Its

The undersigned Guarantor
acknowledges and accepts the
foregoing and ratifies and confirms
its obligations under its
Unlimited Guaranty:


MEROCEL FOREIGN SALES
CORP.

    /s/ Mark K. Adams
By:____________________

   Its President